Expenses for shipping activities and other expenses from operating activities	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Expenses for shipping activities and other expenses from operating activities	Expenses for shipping activities and other expenses from operating activities
Voyage expenses and commissions

(in thousands of USD)	2024	2023	2022
Commissions paid	(16,643)	(15,202)	(14,778)
Bunkers	(118,446)	(101,795)	(131,089)
Other voyage related expenses	(39,221)	(25,093)	(29,320)
Total voyage expenses and commissions	(174,310)	(142,090)	(175,187)

The voyage expenses and commissions increased in 2024 compared to 2023. This increase is primarily attributed to an increase in bunker related expenses and other voyage-related expenditures.

The increase in bunker cost and commissions paid in 2024 compared to 2023 is mainly due to the integration of the CMB.TECH Enterprises vessels as of February, 2024 and thus more vessels operating on the spot. For vessels operated on the spot market, voyage expenses are paid by the shipowner while voyage expenses for vessels under a time charter contract, are paid by the charterer. The 24 vessels sold and delivered to Frontline do not have a significant impact on the voyage expenses since these were mainly operating in the pool. Voyage expenses for vessels operated in a Pool, are paid by the Pool.

The majority of other voyage expenses are port costs, agency fees and agent fees paid to operate the vessels on the spot market. Port costs vary depending on the number of spot voyages performed, number and type of ports.

Vessel operating expenses

(in thousands of USD)	2024	2023	2022
Operating expenses	(185,327)	(210,527)	(199,286)
Insurance	(14,319)	(20,506)	(16,808)
Total vessel operating expenses	(199,646)	(231,033)	(216,094)

The operating expenses relate mainly to the crewing expenses (including crew bonuses), technical and other costs (including shore staff working entirely on ship management) which are needed to operate vessels. In 2024, these expenses decreased compared to 2023, primarily due to the sale of 24 VLCCs to Frontline at the end of 2023 and the beginning of 2024, partially offset by the acquisition of CMB.TECH Enterprises in February 2024. Furthermore, due to the sale of Euronav Ship Management Hellas (ESMH) to Anglo Eastern, effective July 2024, ship management has been outsourced which contributed to a reduction in operating expenses. Additionally, insurance costs declined in 2024 compared to 2023 for the same reason.
General and administrative expenses

(in thousands of USD)	2024	2023	2022
Wages and salaries	(20,797)	(10,342)	(8,272)
Social security costs	(3,293)	(1,204)	(1,242)
Provision for employee benefits (Note 18)	13	140	205
Cash-settled share-based payments (Note 24)	—	—	2,973
Equity-settled share-based payments (Note 24)	—	(3,945)	(2,411)
Other employee benefits	(2,019)	(1,047)	(919)
Capitalized costs	960	—	—
Employee benefits	(25,136)	(16,398)	(9,666)
Administrative expenses	(50,272)	(42,766)	(37,955)
Tonnage Tax	(2,205)	(3,586)	(4,343)
Claims	(477)	(76)	—
Provisions	324	294	262
Total general and administrative expenses	(77,766)	(62,532)	(51,702)

Average number of full time equivalents (shore staff including shipmanagement)	285.24	198.47	192.81
The general and administrative expenses which include amongst others: shore staff wages (excluding shore staff working entirely on ship management), director fees, office rental, consulting and audit fees and tonnage tax, increased in 2024 compared to 2023. This increase was mainly due to the acquisition and inclusion of CMB.TECH Enterprises as per February 2024. The total research and development expenses recognized for the period ended December 31, 2024, amounted to $10.5 million and are included under administrative expenses.
The increase in employee benefits is primarily driven by higher wages and salaries, resulting from the growth in the average number of full-time equivalents following the inclusion of CMB.TECH Enterprises as per February 2024.